EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with this Amendment No. 1 to the annual report on Form 10-K of Alfacell Corporation for the fiscal year ended July 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kuslima Shogen, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 26, 2008

/s/ KUSLIMA SHOGEN

Kuslima Shogen
Chief Executive Officer (Principal Executive Officer of Alfacell Corporation)

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Alfacell Corporation and will be furnished to the Securities and Exchange Commission or its staff upon request.